Exhibit 10.7

同意函

Spousal Consent

本人，汲泉（身份证号码：340321197801221814），为李其梅（身份证号码：340302197406121427）之合法配偶。本人在此无条件并不可撤销地同意李其梅于2015年2月11日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置李其梅持有的、并登记在其名下的安徽人人家太阳能有限公司（“安徽人人家”）的股权：

The undersigned, Ji Quan (ID card No. 340321197801221814), is the lawful spouse of Li Qimei (ID card No. 340302197406121427). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Li Qimei on February 11, 2015, and the disposal of the equity interests of Anhui Renrenjia Solar Co., Ltd. (“Anhui Renrenjia”) held by Li Qimei and registered in his name according to the following documents:

(1)	与安徽致佳基石电子科技有限公司（下称“独资公司”）及安徽人人家签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Anhui Zhijia Cornerstone Electronics Technology Co., Ltd. (hereinafter referred to as the “WFOE”) and Anhui Renrenjia;

(2)	与独资公司及安徽人人家签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Anhui Renrenjia;

(3)	李其梅签署的《授权委托书》；

Power of Attorney executed by Li Qimei；

本人承诺不就李其梅持有的安徽人人家的股权提出任何主张。本人进一步确认，李其梅履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Anhui Renrenjia which are held by Li Qimei. I hereby further confirm that Li Qimei can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得李其梅持有的安徽人人家的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和安徽人人家之间于2015年2月11日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为安徽人人家的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Anhui Renrenjia which are held by Li Qimei for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Anhui Renrenjia as of February 11, 2015 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Anhui Renrenjia. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

/s/ Ji Quan ________________

日期：2015年2月11日

Date: February 11, 2015